Note Payable - Paycheck Protection Program	6 Months Ended
Jun. 30, 2020
Debt Disclosure [Abstract]
NOTE PAYABLE - PAYCHECK PROTECTION PROGRAM
Note 9 – NOTE PAYABLE – PAYCHECK PROTECTION PROGRAM
On April 22, 2020, the Company received loan proceeds in the amount of $310 under the Paycheck Protection Program (“PPP”). The PPP, established as part of the CARES Act, provides for loans to qualifying businesses for amounts up to 2.5 times of the average monthly payroll expenses of the qualifying business. The loans and accrued interest are forgivable after eight weeks as long as the borrower uses the loan proceeds for eligible purposes, including payroll, benefits, rent and utilities, and maintains its payroll levels. The amount of loan forgiveness will be reduced if the borrower terminates employees or reduces salaries during the eight-week period.
The unforgiven portion of the PPP loan is payable over two years at an interest rate of 1% per annum, with a deferral of payments for the first six months. The Company intends to use the proceeds for purposes consistent with the PPP. While the Company currently believes that its use of the loan proceeds will meet the conditions for forgiveness of the loan in whole, there can be no assurance that it will not take actions that could cause the Company to be ineligible for forgiveness of the loan, in whole or in part. As of June 30, 2020, no amount of the PPP loan had been forgiven.